iShares®
iShares Trust
Supplement dated June 28, 2024 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus
and Statement of Additional Information (the “SAI”) for the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF (BEMB) (the “Fund”)
The following changes will take effect for the Fund on or around June 28, 2024:

1.	The applicable sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses” are deleted in their entirety and replaced with the following:
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses

0.18%	None	0.00%	0.18%

[1]	Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.

[2]	The expense information in the table has been restated to reflect current fees.

[3]	The amount rounded to 0.00%.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$18	$58	$101	$230

2.	The third and fourth paragraphs of the section of the Prospectus entitled “Management” are deleted in their entirety and replaced with the following:
Effective June 28, 2024, BFA is paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. Prior to June 28, 2024, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20% and had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.18%. The contractual waiver was discontinued as of June 28, 2024, by written agreement of the Trust and BFA.
BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

3.	In the Management Fee table on pages 99‑101 of the SAI, footnote (9) is deleted in its entirety and replaced with the following:
Effective June 28, 2024, the management fee for the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF is 0.18%. Prior to June 28, 2024, BFA was paid a management fee from the iShares J.P. Morgan Broad USD Emerging Markets Bond ETF, as a percentage of the Fund’s average daily net assets, at the annual rate of 0.20% and had contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after the fee waiver would not exceed 0.18%. The contractual waiver was discontinued as of June 28, 2024, by written agreement of the Trust and BFA. For the fiscal year ended October 31, 2023, BFA waived $5,493 of its management fees.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑BEMB‑0624

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE